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                                                                    Exhibit 10.5

                        NATIONAL FINANCIAL PARTNERS CORP.
                            2002 STOCK INCENTIVE PLAN

SECTION 1. Purpose; Definitions

          The purpose of the Plan is to give National Financial Partners Corp. and any Related Entity (each as defined below) a competitive advantage in attracting, retaining and motivating officers, employees, independent contractors (including, without limitation, managers, including entity managers), consultants and non-employee directors, and to provide the Company and its Related Entities with a stock plan providing incentives linked to the financial results of the businesses of the Company and its subsidiaries.

          For purposes of the Plan, the following terms are defined as set forth below:

          "Affiliate" of a Person shall mean a Person that directly or indirectly controls, or is controlled by, or is under common control with, such Person.

          "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

          "Award" means a Stock Appreciation Right, Stock Option, Restricted Stock or Performance Unit award.

          "Award Agreement" means a Restricted Stock Agreement, Option Agreement, Stock Appreciation Right Agreement or Performance Unit Agreement. An Award Agreement may include provisions included in an employment, consulting or management agreement or other agreement providing for the performance or provision of professional services.

          "Award Cycle" means the period of consecutive fiscal years or portions thereof designated by the Committee over which Performance Units are to be earned.

          "Board" means the Board of Directors of the Company.

          "Cause" means (i) the failure of a Participant to substantially fulfill his obligations with respect to his Employment/Service, (ii) the Participant is charged with or convicted of a felony or engages in conduct that constitutes gross negligence or gross misconduct in carrying out his duties with respect to his Employment/Service, (iii) violation by the Participant of any noncompetition, nonsolicitation or confidentiality provision contained in any agreement between the Participant and the Company or (iv) any material act by the Participant involving dishonesty or disloyalty or any act by the Participant involving moral turpitude which adversely affects the business of the Company.

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          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          "Committee" means such committee of the Board as the Board may designate for the purpose of administering the Plan.

          "Common Stock" means the common stock, par value $0.01 per share, of the Company.

          "Company" means National Financial Partners Corp., a Delaware corporation.

          "Disability" means a grantee would qualify for benefit payments under the long-term disability policy of the Company regardless of whether the grantee is covered by such policy or employed by the Company. If the Company or the Related Entity to which the grantee provides services does not have a long-term disability plan in place, "Disability" means that a grantee is unable to carry out the responsibilities and functions of the position held by the grantee by reason of any medically determinable physical or mental impairment. A grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Committee in its discretion.

          "Employee" means any person, including an officer or director, who is an employee of the Company or any Related Entity.

          "Employment/Service" means, unless otherwise defined in an applicable Award Agreement, employment, consulting or management agreement or other agreement providing for the performance or provision of professional services, employment with, or services performed as an officer, non-Employee director, Employee, independent contractor (including, without limitation, managers, including an entity manager) or agent of or as a consultant to, the Company or any Related Entity.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

          "Fair Market Value" of the Common Stock means, as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or, if not so listed, on the NASDAQ National Market on the last preceding date on which there was a sale of Common Stock on such exchange or the NASDAQ National Market. If the Common Stock is not then listed on any exchange or the NASDAQ National Market, the Board in good faith shall determine the Fair Market Value of the Common Stock.

          "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant or Employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the

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grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than fifty percent of the voting interests.

          "Grant Date" means the effective date of grant of any Award as set forth in the Award Agreement.

          "IPO" means the consummation of a registered underwritten public offering or offerings of Common Stock with aggregate net proceeds to the Company and any selling stockholder of at least $50 million.

          "Nonqualified Stock Option" means any Stock Option granted pursuant to this Plan.

          "Option Agreement" means an agreement setting forth the terms and conditions of an Award of Stock Options and, if applicable, Stock Appreciation Rights.

          "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          "Participant" has the meaning set forth in Section 4.

          "Performance Goals" means the performance goals established by the Committee in connection with the grant of a Performance Unit.

          "Performance Unit" means an Award granted under Section 8.

          "Performance Unit Agreement" means an agreement setting forth the terms and conditions of an Award of Performance Units.

          "Person" means an individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization, government (or any department or agency thereof) or other entity.

          "Plan" means the National Financial Partners Corp. 2002 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

          "Plan Shares" has the meaning set forth in Section 11(b).

          "Related Entity" means any Parent, Subsidiary and any business, corporation, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

          "Restricted Stock" means an Award granted under Section 7.

          "Restricted Stock Agreement" means an agreement setting forth the terms and conditions of an Award of Restricted Stock.

          "SEC" means the Securities and Exchange Commission or any successor agency.

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          "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor thereto.

          "Share" means a share of Common Stock.

          "Stock Appreciation Right" means a right granted under Section 6.

          "Stock Appreciation Right Agreement" means an agreement setting forth the terms and conditions of an Award of Stock Appreciation Rights.

          "Stock Option" means an option granted under Section 5.

          "Stockholders Agreement" has the meaning as set forth in Section
11(a).

          "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          In addition, certain other terms used herein have definitions otherwise ascribed to them herein.

SECTION 2. Administration of the Plan

          a) Plan Administrator. The Plan shall be administered by the Committee, or, if no Committee has been designated or appointed, by the Board (in which case all references herein to the Committee shall include the Board).

          b) Powers of the Committee. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have the authority, in its discretion, to:

               i) select the Participants to whom Awards may from time to time be granted;

               ii) determine whether and to what extent awards of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock and Performance Units or any combination thereof are to be granted hereunder;

               iii) determine the number of shares of Common Stock to be covered by each Award granted hereunder;

               iv) determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting conditions, restrictions or limitations (which may be related to the performance of the Participant, the Company or any Related Entity)) and any acceleration of vesting or waiver of forfeiture regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

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               v) modify, amend or adjust the terms and conditions of any Award, at any time or from time to time including, but not limited to, Performance Goals;

               vi) determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred;

               vii) determine under what circumstances an Award may be settled in cash or Common Stock under Section 5(g), 6(b), 6(d)(ii) or 8(b)(v);

               viii) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

               ix) interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto); and

               x) otherwise supervise the administration of the Plan.

          c) Committee Procedures. The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any executive officer of the Company to execute and deliver documents on behalf of the Committee. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more executive officers of the Company to grant Awards subject to such limitations as the Board determines from time to time. However, grants by an executive officer shall be subject to ratification by the Board and will not be effective until the date of such ratification.

          Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of the Plan or an Award (or related Award Agreement) granted hereunder shall be determined by the Committee. Any determination made by the Committee pursuant to the provisions of the Plan with respect to the Plan, any Award or Award Agreement shall be made in the sole discretion of the Committee and, with respect to an Award, at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee shall be final and binding on all persons, including the Company, any Related Entity and the Participants.

SECTION 3. Common Stock Subject to Plan and Adjustments to Capitalization

          a) Stock Subject to Plan. The total number of shares of Common Stock reserved and available for grant under the Plan shall be 25 million. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

          Any shares of Common Stock covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Plan Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the

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Plan, except that if unvested Plan Shares are forfeited, or repurchased by the
Company at their original purchase price, such Plan Shares shall become available for future grant under the Plan.

          b) Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Committee determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Committee may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or a similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." The Committee shall make such adjustment and its determination shall be final, binding and conclusive. Except as the Committee determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

SECTION 4. Participants

          Officers, Employees, independent contractors (including, without limitation, managers, including entity managers), consultants and non-Employee directors of the Company and/or a Related Entity who are responsible for or contribute to the management, growth and profitability of the business of the Company and/or a Related Entity shall be "Participants" eligible to be granted Awards under the Plan.

SECTION 5. Stock Options

          The Committee shall have the authority to grant any Participant Stock Options with or without Stock Appreciation Rights.

          Stock Options shall be evidenced by Option Agreements, which shall include such terms and provisions as the Committee may determine from time to time. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to receive a grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option, or on such other date as the Committee may determine. The Company shall notify a Participant of any grant of a Stock Option, and a written Option Agreement shall be duly executed and delivered by the Company to such Participant. Subject to Section 11(a), such agreement shall become effective upon execution by the Company and the Participant.

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          Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

          a) Exercise Price. The price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the Option Agreement (the "Exercise Price").

          b) Option Term. The Committee shall fix the term of each Stock Option; provided, that, no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. Absent any such term being fixed by the Committee, pursuant to an Option Agreement or otherwise, such term shall be ten years.

          c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

          d) Method of Exercise. Subject to the provisions of this Section 5, vested Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company in accordance with the terms of the Award Agreement, which terms include specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

          Such notice shall be accompanied by payment in full of the Exercise Price per share by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock already owned by the Participant of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that in all instances the portion of consideration equal to the par value of shares of Common Stock purchased must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law.

          In the discretion of the Committee, after an IPO, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a Company designated brokerage firm to effect the immediate sale of such options and remit to the Company, out of the proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares of Common Stock as well as the amount of any federal, state, local or foreign withholding taxes.

          In addition, in the discretion of the Committee, payment of the Exercise Price for any shares subject to a Stock Option may also be made in accordance with such other payment methods as may be permitted by the Committee in its sole discretion.

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          No shares of Common Stock shall be issued until full payment therefor has been made. Except as otherwise provided in the Stockholders Agreement or the applicable Option Agreement, subject to a Participant's compliance with Section 11(a) hereof, a Participant shall have all of the rights of a stockholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends and distributions), when the Participant has given written notice of exercise, has paid in full for such shares and, if requested, has given the representations referred to in Section 11(c).

          e) Nontransferability of Stock Options. No Stock Option shall be transferable by the Participant other than (i) by will or by the laws of descent and distribution or (ii) in the case of a Stock Option, as otherwise expressly permitted under the applicable Option Agreement including, if so permitted, pursuant to a qualified domestic relations order (as defined in the Code) or pursuant to a gift to such Participant's Family Member, whether directly or indirectly or by means of a trust, partnership, limited liability company or otherwise. All Stock Options shall be exercisable, subject to the terms of this Plan, during the Participant's lifetime, only by the Participant or any person to whom such Stock Option is transferred pursuant to the preceding sentence, including such Participant's guardian, legal representative and other transferee. The term "Participant" includes the estate of the Participant or the legal representative of the Participant named in the Option Agreement and any person to whom an Option is otherwise transferred in accordance with this
Section 5(e) by will or the laws of descent and distribution; provided, however, that references herein to Employment/Service of a Participant or termination of Employment/Service of a Participant shall continue to refer to the Employment/Service or termination of Employment/Service of the applicable grantee of an Award hereunder.

          f) Termination of Employment/Service. Except as otherwise provided by the Committee or in the applicable Option Agreement, (i) upon the Participant's death or Disability on or after the second anniversary of the Grant Date, all Stock Options granted to the Participant shall become vested and immediately exercisable and shall remain exercisable for a period of one year from the date of death or Disability, (ii) upon the Participant's death or Disability prior to the second anniversary of the Grant Date, the Participant shall forfeit unvested Stock Options as of the date of death or Disability and the Participant shall have one year to exercise vested Stock Options that are vested as of the date of death or Disability, (iii) if the Participant's Employment/Service is terminated with Cause, the Participant shall forfeit all Stock Options, whether vested or unvested that have not been exercised as of the date of termination and (iv) if the Participant's Employment/Service is terminated for a reason other than death, Disability or Cause, the Participant shall forfeit unvested Stock Options as of the date of termination and the Participant shall have thirty days to exercise vested Stock Options that are vested as of the date of termination.

          A Participant's Employment/Service shall not be considered terminated in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, director or consultant (except as otherwise provided in the Award

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Agreement). An approved leave of absence shall include sick leave, military leave or any other authorized personal leave.

     Any vested Stock Options not exercised within the permissible period of time shall be forfeited by the Participant. Notwithstanding any of the foregoing, the Participant shall not be permitted to exercise any Stock Option at a time beyond the initial option term.

          g) Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee may elect to cash out all or any portion of the shares of Common Stock for which a Stock Option is being exercised by paying the Participant an amount, in cash, equal to the excess of the Fair Market Value of one share of Common Stock over the Exercise Price per share times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash out.

SECTION 6. Stock Appreciation Rights

          a) Grant and Exercise. Stock Appreciation Rights may be granted alone or in conjunction with all or part of a Stock Option granted under the Plan and may be granted either at or after the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option. The terms and conditions of a Stock Appreciation Right shall be set forth in the Option Agreement for the related Stock Option or an amendment thereto.

          b) Freestanding Stock Appreciation Rights. A Stock Appreciation Right granted without relationship to a Stock Option, pursuant to Section 6(a), shall be exercisable as determined by the Committee, but in no event after ten years from the date of grant. Any such Award shall be in such form and shall have such terms and conditions as the Committee may determine; provided that, the base price of a freestanding Stock Appreciation Right shall be determined by the Committee in its sole discretion. A freestanding Stock Appreciation Right shall entitle the holder, upon receipt of such right, to an amount, in cash, shares of Common Stock or both, with the Committee having the right to determine the form of payment, determined by multiplying (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price of the Stock Appreciation Right, by (ii) the number of shares of Common Stock as to which such Stock Appreciation Right shall have been exercised. A freestanding Stock Appreciation Right may be exercised by giving written notice of exercise to the Company or its designated agent specifying the number of shares of Common Stock as to which such Stock Appreciation Right is being exercised. Except as otherwise provided by the Committee or as set forth in the Participant's Stock Appreciation Right Agreement, upon the Participant's death or when the Participant's Employment/Service is terminated for any reason, the Participant shall forfeit all freestanding Stock Appreciation Rights, whether vested or unvested. Subject to the provisions of the Plan and the Stock Appreciation Right Agreement pursuant to which an award is granted, freestanding Stock Appreciation Rights may not be sold, assigned, transferred, pledged or otherwise encumbered.

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          c) Tandem Stock Appreciation Rights. A Stock Appreciation Right may be
exercised by a Participant in accordance with Section 6(d) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in
Section 6(d). Stock Options, which have been so surrendered, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

          d) Tandem Stock Appreciation Rights Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

               (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this Section 6;

               (ii) upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount equal to the product of (a) the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the Exercise Price per share specified in the related Stock Option and (b) the number of shares in respect of which the Stock Appreciation Right shall have been exercised. Such amount may be paid in cash, shares of Common Stock or both, which form shall solely be determined at the discretion of the Committee;

               (iii) Stock Appreciation Rights shall be transferable only with the related Stock Option in accordance with Section 5(e); and

               (iv) upon the exercise of a Stock Appreciation Right (other than an exercise for cash), the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the total number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise.

SECTION 7. Restricted Stock

          The Committee shall determine the Participants to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any Participant, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and restrictions on transfer and any other terms and conditions of the Awards (including provisions
(i) relating to placing legends on certificates representing shares of Restricted Stock, (ii) permitting the Company to require that shares of Restricted Stock be held in custody by the Company with a stock power from the owner thereof until restrictions lapse and (iii) relating to any rights to purchase the Restricted Stock on the part of the Company and any Related Entity), in addition to those contained in the Stockholders Agreement. The terms and

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conditions of Restricted Stock Awards shall be set forth in a Restricted Stock
Agreement, which shall include such terms and provisions as the Committee may determine from time to time. Except as provided in this Section 7, the Restricted Stock Agreement, the Stockholders Agreement and any other relevant agreements, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock Award, including, if applicable, the right to vote the shares and, subject to the following sentence, the right to receive any cash dividends or distributions (but, subject to the third paragraph of Section 3, not the right to receive non-cash dividends or distributions). If so determined by the Committee in the applicable Restricted Stock Agreement, cash dividends and distributions on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting conditions applicable only to dividends and distributions.

SECTION 8. Performance Units

          a) Administration. Performance Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Participants to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any Participant, the duration of the Award Cycle and any other terms and conditions of the Award, in addition to those contained in Section 8(b).

          b) Terms and Conditions. Performance Unit Awards shall be subject to the following terms and conditions:

               (i) The Committee may, prior to or at the time of the grant, condition the settlement of Performance Units upon the attainment of Performance Goals. The Committee may also condition the settlement thereof upon the continued service of the Participant. The provisions of such Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. Subject to the provisions of the Plan and the Performance Unit Agreement referred to in Section 8(b)(vi), Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award Cycle.

               (ii) Except to the extent otherwise provided in the applicable Performance Unit Agreement or Section 8(b)(iii), upon a Participant's termination of Employment/Service for any reason during the Award Cycle or before any applicable Performance Goals are satisfied, all rights to receive cash or stock in settlement of the Performance Units shall be forfeited by the Participant.

               (iii) In the event that a Participant's Employment/Service is terminated (other than for Cause, as determined by the Committee), or in the event of the death of a Participant, the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations with respect to any or all of such Participant's Performance Units.

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               (iv) A Participant may elect to further defer receipt of cash or shares in settlement of Performance Units for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee (the "Elective Deferral Period"). Subject to any exceptions adopted by the Committee, such election must generally be made prior to commencement of the Award Cycle for the Performance Units in question.

               (v) At the expiration of the Award Cycle, the Committee shall evaluate the Company's performance in light of any Performance Goals for such Award, and shall determine the number of Performance Units granted to the Participant which have been earned, and the Committee shall then cause to be delivered (A) a number of shares of Common Stock equal to the number of Performance Units determined by the Committee to have been earned, or (B) cash equal to the Fair Market Value of such number of shares of Common Stock to the Participant, as the Committee shall elect (subject to any deferral pursuant to Section 8(b)(iv)).

               (vi) Each Award shall be confirmed by, and be subject to, the terms of a Performance Unit Agreement.

SECTION 9. Term, Amendment and Termination

          The Plan will continue in effect for a term of ten years after the effective date of the Plan unless sooner terminated. Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

          The Board may amend, alter or discontinue the Plan, prospectively or retroactively, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of any Participant under an Award theretofore granted without the Participant's consent.

          The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall be made which would materially impair the rights of any Participant thereunder without the Participant's consent.

SECTION 10. Unfunded Status of Plan

          It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 11. General Provisions

          a) Stockholders Agreement. Notwithstanding anything in this Plan to the contrary, unless the Committee determines otherwise, it shall be a condition to receiving any Award under the Plan or transferring any Option in accordance with Section 5(e) or any other

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

transfer permitted under the terms of an Award Agreement or otherwise, that a Participant (or transferee in the case of such transfer) shall become a party to the Stockholders Agreement, dated as of October 27, 1998, among the Company and certain stockholders of the Company, as such agreement may be amended and/or restated from time to time (the "Stockholders Agreement"), and such Participant (or transferee in the case of such transfer) shall become a "Management Investor" thereunder (or such transferee shall become a "Permitted Transferee" of a "Management Investor" thereunder).

          b) Awards and Certificates. Shares of Restricted Stock and shares of Common Stock issuable upon the exercise of a Stock Option, Stock Appreciation Right or Performance Unit (together, "Plan Shares") shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of Plan Shares shall be registered in the name of such Participant and shall bear appropriate legends referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms, conditions and restrictions (including forfeiture) of the National Financial Partners Corp. 2002 Stock Incentive Plan and a Restricted Stock Agreement and/or an Option Agreement, as the case may be, between the issuer and the registered holder hereof. Copies of such Plan and Agreement are on file at the offices of National Financial Partners Corp., 787 7th Avenue, 49th Floor, New York, New York 10019."

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state, and may not be sold or otherwise disposed of except pursuant to an effective registration statement under said Act and applicable state securities laws or an applicable exemption to the registration requirements of such Act and laws."

Such Plan Shares may bear other legends to the extent the Committee or the Board determines it to be necessary or appropriate, including any required by the Stockholders Agreement or pursuant to any applicable Award Agreement.

          The Committee may require that any certificates evidencing Plan Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Plan Shares.

          c) Representations and Warranties. The Committee may require each person purchasing or receiving Plan Shares to (i) represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof and (ii) make any other representations and warranties that the Committee deems appropriate.

          d) Additional Compensation. Nothing contained in the Plan shall prevent the Company or a Related Entity from adopting other or additional compensation arrangements for its Employees.

          e) No Right of Employment/Service. Adoption of the Plan or grant of any Award shall not confer upon any officer, Employee, independent contractor (including, without limitation, a manager, including an entity manager), consultant, non-Employee director or agent any right to continued Employment/Service, nor shall it interfere in any way with the right of the Company or any Related Entity thereof to terminate the Employment/Service of any officer, Employee, independent contractor (including, without limitation, a manager, including an entity manager), consultant, non-Employee director or agent at any time.

          f) Withholding Taxes. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Award under the Plan, such Participant shall pay to the Company or, if appropriate, any Related Entity, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. If approved by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any Related Entity shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures, as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

          g) Beneficiaries. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid or by whom any rights of the Participant, after the Participant's death, may be exercised.

          h) Governing Law. Except to the extent that provisions of the Plan are governed by applicable provisions of the Code or other substantive provisions of Federal law, the Plan and all Awards made and actions taken thereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to the principles of conflicts of law thereof.

          i) Compliance with Laws. If any Applicable Law shall require the Company or a Participant seeking to exercise Stock Options or Stock Appreciation Rights to take any action with respect to the Plan Shares to be issued upon the exercise of Stock Options or Stock Appreciation Rights then the date upon which the Company shall issue or cause to be issued the certificate or certificates for the Plan Shares shall be postponed until full compliance has been made with all such requirements of law or regulation; provided, that the Company shall use its reasonable efforts to take all necessary action to comply with such requirements of law or regulation. Moreover, in the event that the Company shall determine that, in compliance with the Securities Act or other applicable statutes or regulations, it is necessary to register any of the Plan

Shares with respect to which an exercise of a Stock Option or Stock Appreciation Right has been made, or to qualify any such Plan Shares for exemption from any of the requirements of the Securities Act or any other applicable statute or regulation, no Stock Options or Stock Appreciation Rights may be exercised and no Plan Shares shall be issued to the exercising Participant until the required action has been completed; provided, that the Company shall use its reasonable efforts to take all necessary action to comply with such requirements of law or regulation. Notwithstanding anything to the contrary contained herein, neither the Board nor the members of the Committee owes a fiduciary duty to any Participant in his or her capacity as such.

SECTION 12. Effective Date of Plan

          The Plan shall be effective as of the date it is approved by the Board.

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